FOR IMMEDIATE RELEASE

CONTACT
Nigel Ekern
Chief Administrative Officer
Clarus Corporation
(203) 428-2000
nekern@claruscorp.com

                          CLARUS ANNOUNCES 2005 RESULTS

STAMFORD, CONNECTICUT -- MARCH 1, 2006 -- Clarus Corporation (OTC:CLRS) today announced financial results for the quarter and fiscal year ended December 31, 2005. Clarus reported no revenues for the quarter and fiscal year ended December 31, 2005 compared to $1.1 million of deferred software service fees during the fiscal year ended December 31, 2004. Net loss for the fourth quarter of 2005 was $0.3 million or $0.02 per diluted share compared to a net loss of $0.9 million or $0.06 per diluted share during the comparable period of 2004. Net loss for the fiscal year ended December 31, 2005 was $1.3 million or $0.08 per diluted share compared to a net loss of $2.9 million or $0.18 per diluted share during the comparable period of 2004.

The results of operations for the quarter ending March 31, 2006 are expected to include a charge of approximately $1.3 million for transaction expenses arising out of negotiations related to an acquisition process that terminated in January 2006 without Clarus consummating the acquisition. Transaction expenses represent the costs incurred during due diligence and negotiation of potential acquisitions such as legal, accounting and other professional fees and related expenses.

As of December 31, 2005, Clarus' cash, cash equivalents and marketable securities were $84.9 million (or $4.96 gross cash per share) compared to $83.5 million as of December 31, 2004. Gross cash per share at December 31, 2005 equals cash, cash equivalents and marketable securities of $84.9 million divided by 17.1 million common shares outstanding. Clarus has provided this non-GAAP measure because it believes that it is useful to investors assessing the extent of Clarus' assets available for redeployment. Clarus is unaware of any comparable GAAP measure.

Clarus estimates that it has available net operating loss, capital loss, research and experimentation credit and alternative minimum tax credit carryforwards for U.S. federal income tax purposes of approximately $220.0 million, $15.2 million, $1.3 million and $53,000, respectively, which expire in varying amounts beginning in the year 2009, after application of the limitation under Section 382 of the Internal Revenue Code.

Nigel Ekern, Clarus' Chief Administrative Officer stated, " While we are disappointed that we were unable to prevail in the acquisition process that we had been working on, we continue our efforts to identify and evaluate suitable acquisition and merger opportunities as part of our strategy to redeploy our cash and utilize our NOL's, to the extent available. Separately, we are pleased with the progress we have made in managing administrative and professional expenses in connection with the continued administration of the public company."

Clarus will hold a conference call to discuss the year end results on Wednesday, March 1, 2006 at 4:30 p.m. EST. The dial-in number is 1-866-866-1333 for domestic callers and 1-404-260-1421 for international callers. There is no passcode required for this call. An archived copy of the call will be available on Clarus' website beginning at 12:00 noon EST on Thursday, March 2nd and ending at 12:00 noon EST on Thursday, March 9th. To access the replay visit the Clarus Corporation website (www.claruscorp.com) and select the Investor Relations tab.

Clarus, formerly a provider of e-commerce business solutions, is seeking to redeploy its assets and use its substantial cash and cash equivalent assets to enhance stockholder value.

This press release contains forward-looking statements within the meaning of the Securities Act of 1933 and the Exchange Act of 1934. Information in this release includes Clarus' beliefs, expectations, intentions and strategies regarding Clarus, its future and its products and services. Assumptions relating to the forward-looking statements involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond our control. Actual results could differ materially from those projected in the forward-looking statements as a result of certain risks including our inability to execute successfully our planned effort to redeploy our assets to enhance stockholder value, the unavailability of our net operating loss carry forward, and that the unaudited financial information provided in this press release may be adjusted as a result of the year end audit. Clarus cannot guarantee its future performance. All forward-looking statements contained in this release are based on information available to Clarus as of the date of this release and Clarus assumes no obligation to update the forward-looking statements contained herein.

For further information regarding the risks and uncertainties in connection with Clarus' business, please refer to the "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Factors That May Affect Our Future Results" sections of Clarus' filings with the Securities and Exchange Commission, including but not limited to, its most recent annual report on Form 10-K and quarterly reports on Form 10-Q, copies of which may be obtained at our web site at http://www.claruscorp.com or the SEC's web site at http://www.sec.gov.

                               CLARUS CORPORATION
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2005 AND 2004
               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)



                                              ASSETS

                                                                                                   2005         2004
                                                                                                ---------    ---------
CURRENT ASSETS:
    CASH AND CASH EQUIVALENTS                                                                   $  23,270    $  48,377
    MARKETABLE SECURITIES                                                                          61,601       35,119
    INTEREST RECEIVABLE                                                                               320          350
    PREPAIDS AND OTHER CURRENT ASSETS                                                                 135          182
                                                                                                ---------    ---------

       TOTAL CURRENT ASSETS                                                                        85,326       84,028
                                                                                                ---------    ---------

PROPERTY AND EQUIPMENT, NET                                                                         1,996        2,367
                                                                                                ---------    ---------

OTHER ASSETS:

    DEPOSITS AND OTHER LONG-TERM ASSETS                                                               956           42
                                                                                                ---------    ---------
       TOTAL ASSETS                                                                             $  88,278    $  86,437
                                                                                                =========    =========


                               LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
    ACCOUNTS PAYABLE AND ACCRUED LIABILITIES                                                    $   1,461    $   1,468
                                                                                                ---------    ---------
       TOTAL CURRENT LIABILITIES                                                                    1,461        1,468

    DEFERRED RENT                                                                                     208          115
                                                                                                ---------    ---------
       TOTAL LIABILITIES                                                                            1,669        1,583
                                                                                                ---------    ---------
STOCKHOLDERS' EQUITY:
    PREFERRED STOCK, $.0001 PAR VALUE; 5,000,000 SHARES AUTHORIZED; NONE ISSUED                        --           --
    COMMON STOCK, $.0001 PAR VALUE; 100,000,000 SHARES AUTHORIZED;
         17,187,170 AND 16,734,947 SHARES ISSUED AND 17,112,170 AND 16,659,947 OUTSTANDING IN
         2005 AND 2004, RESPECTIVELY                                                                    2            2
    ADDITIONAL PAID-IN CAPITAL                                                                    370,704      368,385
    ACCUMULATED DEFICIT                                                                          (280,947)    (279,656)
    LESS TREASURY STOCK, 75,000 SHARES AT COST                                                         (2)          (2)
    ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)                                                     (88)        (130)
    DEFERRED COMPENSATION                                                                          (3,060)      (3,745)
                                                                                                ---------    ---------
       TOTAL STOCKHOLDERS' EQUITY                                                                  86,609       84,854
                                                                                                ---------    ---------
       TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                               $  88,278    $  86,437
                                                                                                =========    =========

                               CLARUS CORPORATION
                      CONSOLIDATED STATEMENTS OF OPERATIONS
               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)



                                                                   THREE MONTHS             YEARS ENDED
                                                                 ENDED DECEMBER 31,         DECEMBER 31,
                                                               --------------------    --------------------
                                                                 2005        2004        2005        2004
                                                               --------    --------    --------    --------
REVENUES:
 License fees                                                  $     --    $     --    $     --    $  1,106
                                                               --------    --------    --------    --------
  Total revenues                                                     --          --          --       1,106

OPERATING EXPENSES:

 General and administrative                                       1,003       1,066       3,484       3,395
 Transaction expenses                                               (59)        175         (39)      1,636
 Depreciation and amortization                                       85          86         334         186
                                                               --------    --------    --------    --------
  Total operating expenses                                        1,029       1,327       3,779       5,217

OPERATING LOSS                                                   (1,029)     (1,327)     (3,779)     (4,111)
OTHER INCOME/(LOSS)                                                  (2)          2           8          19
INTEREST INCOME                                                     773         402       2,480       1,203
                                                               --------    --------    --------    --------
 NET LOSS                                                      $   (258)   $   (923)   $ (1,291)   $ (2,889)
                                                               ========    ========    ========    ========

 Net loss per common share:
  Basic                                                        $  (0.02)   $  (0.06)   $  (0.08)   $  (0.18)
  Diluted                                                      $  (0.02)   $  (0.06)   $  (0.08)   $  (0.18)

 Weighted average shares outstanding:
  Basic                                                          16,467      16,123      16,329      16,092
  Diluted                                                        16,467      16,123      16,329      16,092

                               CLARUS CORPORATION
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                     YEARS ENDED DECEMBER 31, 2005 AND 2004
                      (IN THOUSANDS, EXCEPT SHARE AMOUNTS)



                                                                                      2005         2004
                                                                                     --------    --------
OPERATING ACTIVITIES:
Net loss                                                                             $ (1,291)   $ (2,889)
Adjustments to reconcile net loss to net cash used in operating activities:
  Depreciation and amortization of property and equipment                                 334         186
  Amortization of premium and discount on securities, net                                (669)        982
  Gain on sale of marketable securities and other                                          --         (17)
  Amortization of deferred employee compensation plans                                    410         583
  Changes in operating assets and liabilities:
    Interest receivable, prepaids and other current assets                                 77         107
    Deposits and other long-term assets                                                    (1)         (4)
    Accounts payable and accrued liabilities                                               47         (52)
    Deferred revenue                                                                       --      (1,106)
    Deferred rent                                                                          93         115
                                                                                     --------    --------
     Net cash used in operating activities                                             (1,000)     (2,095)
                                                                                     --------    --------
INVESTING ACTIVITIES:
  Purchase of marketable securities                                                   (93,887)    (59,754)
  Proceeds from the sale and maturity of marketable securities                         68,116      97,242
  Purchase of property and equipment                                                      (17)     (2,515)
  Increase in transaction expenses                                                       (913)         --
                                                                                     --------    --------
     Net cash provided by (used in) investing activities                              (26,701)     34,973

FINANCING ACTIVITIES:
  Proceeds from the exercise of stock options                                           2,594         454
                                                                                     --------    --------
     Net cash provided by financing activities                                          2,594         454
                                                                                     --------    --------

CHANGE IN CASH AND CASH EQUIVALENTS                                                   (25,107)     33,332
CASH AND CASH EQUIVALENTS, beginning of year                                           48,377      15,045
                                                                                     --------    --------
CASH AND CASH EQUIVALENTS, end of year                                               $ 23,270    $ 48,377
                                                                                     ========    ========

SUPPLEMENTAL DISCLOSURE OF NON-CASH OPERATING, INVESTING AND FINANCING ACTIVITIES:

Increase in transaction expenses included in accounts payable and accrued
liabilities                                                                          $    778    $     --
Increase in transaction expenses included in other assets and accounts
payable and accrued liabilities                                                      $    913    $     --
Grant of restricted stock                                                            $     50    $     50
